Exhibit 3.3

Michigan Department of Consumer and Industry Services

Filing Endorsement

This is to Certify that the ARTICLES OF INCORPORATION - PROFIT for

FIRST SOURCENERGY WYOMING, INC.

ID NUMBER: 41027A

received by facsimile transmission on April 26, 2000 is hereby endorsed Filed on April 27, 2000 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27th day of April, 2000.
, Director
Corporation, Securities and Land Development Bureau

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name
John W. Parrott
Address
2274 Enterprise Drive, Suite 101
City	State	Zip Code
Mt. Pleasant, Michigan 48858			EFFECTIVE DATE:

ñ	Document will be returned to the name and address you enter above.	ñ
If left blank document will be mailed to the registered office.

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:
First Sourcenergy Wyoming, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.	Common Shares	1,000

	Preferred Shares

2.	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1.	The address of the registered office is:

	2274 Enterprise Drive, Suite 101 Mt. Pleasant,		,	Michigan	48858
	(Street Address)	(City)			(Zip Code)

2.	The mailing address of the registered office, if different than above:

			,	Michigan
	(Street Address or P.O. Box)	(City)			(Zip Code)

3.	The name of the resident agent at the registered office is:	John W. Parrott

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name	Residence or Business Address

John W. Parrott	2274 Enterprise Drive, Suite 101 Mt. Pleasant, MI 48858

ARTICLE VI (Optional. Delete if not applicable)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner an the court directs, if a majority in number representing  3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional. Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation’s registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

(517) 773-7050

I, (We), the Incorporation(s) sign my (our) names(s) this 26th day of APRIL, 2000.

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF LABOR ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name
Frederick Lambert
Address
2480 West Campus Drive Bldg. C
City	State	Zip Code
Mt. Pleasant, MI 48858			EFFECTIVE DATE:
ñ Document will be returned to the name and address you enter above. ñ If left blank document will be mailed to the registered office.

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

For use by Domestic and Foreign Corporations and Limited Liability Companies

(Please read Information and Instructions on reverse side)

Pursuant to the provisions of Act 294, Public Acts of 1972 (profit corporation), Act 152, Public Act 1982 (nonprofit corporations), of Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation of limited liability company executes the following Certificate:

1.	The name of the corporation or limited liability company is:
First Sourcenergy Wyoming, Inc.

2.	The identification number assigned agent by the Bureau is:			41027A

3.	a.	The name of the resident agent on file with the Bureau is:	John W. Parrott

	b.	The location of the registered office on file with the Bureau is:

		2480 West Campus Drive Bldg. C Mt. Pleasant		, Michigan	48858

		(Street Address)	(City)		(Zip Code)

	c.	The mailing address of the above registered office on file with the Bureau is:

		2480 West Campus Drive Bldg. C Mt. Pleasant		, Michigan	48858

		(Street Address or P.O. Box)	(City)		(Zip Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.	a.	The name of the resident agent is:	Frederick Lambert

	b.	The address of the registered office is:

		2480 West Campus Drive Bldg. C Mt. Pleasant		, Michigan	48858

		(Street Address)	(City)		(Zip Code)

	c.	The mailing address of the above registered office IF DIFFERENT THAN 4B is:
, Michigan

		(Street Address or P.O. Box)	(City)		(Zip Code)

5.	The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its Board of Directors; 2. PROFIT CORPORATION ONLY: the resident agent if only <ILLEGIBLE DATA> address of the registered office is changed, In which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES; an operating agreement, affirmative vote of a majority of the members pursuant to the addition 502(1), managers pursuant to action 405, or the resident agent if only the address of the registered office is changed.

6.	The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature	Type or Print Name and Title or Capacity	Date Signed

/s/ Michael A. Gerlich	Michael A. Gerlich	7/19/07

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the MERGER DOCUMENT

for

FIRST SOURCENERGY WYOMING, INC.

ID NUMBER: 41027A

received by facsimile transmission on January 5, 2006 is hereby endorsed Filed on January 5, 2006 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 5TH day of January, 2006.
, Director
Sent by Facsimile Transmission 06005	Bureau of Commercial Services

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name
Warner Norcross & Judd LLP, Jennifer Dudley
Address
900 Fifth Third Center, 111 Lyon Street NW			EFFECTIVE DATE:
City	State	Zip Code	Expiration date for new assumed names: December 31,
Grand Rapide	MI	49503	Expiration date for transferred assumed names appear in Item 8

ñ Document will be returned to the name and address you enter above. ñ
If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

For use by Parent and Subsidiary Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Certificate:

1.	a. The name of each constituent corporation and its identification number is:

	First Appalachian Development, Inc.	05096C

	First Source Development, Inc.	41026A

	First Sourcenergy Wyoming, Inc.	41027A

b. The name of the surviving corporation and its identification number is:

	First Sourcenergy Wyoming, Inc.	41027A

c. For each subsidiary corporation, state:

Name of Corporation	Number of outstanding shares in each class	Number of shares owned by the parent corporation in each class
First Appalachian Development, Inc.	1,000	1,000
First Source Development, Inc.	750	750

d.	The manner and basis of converting the shares of each constituent corporation is as follows:

No exchange of stock.

e.	The amendments to the Articles or a Restatement of the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

None

f.	Other provisions with respect to the merger are as follows:

None

2.	The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

5.	(Complete only if an effective date is desired other than the date of filling)

The merger shall be effective on the 5th day January 2006.

Signed this 31st day of December, 2005

First Sourcenergy Wyoming, Inc.
(Name of parent corporation)

By
(Signature of an authorized officer or agent)

J. Russell Porter, President
(Type or Print Name)

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the MERGER DOCUMENT

for

FIRST SOURCENERGY WYOMING, INC.

ID NUMBER: 41027A

received by facsimile transmission on January 5, 2006 is hereby endorsed Filed on January 5, 2006 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 5TH day of January, 2006. .
, Director
Sent by Facsimile Transmission 06005	Bureau of Commercial Services

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name
Warner Norcross & Judd LLP, Jennifer Dudley
Address
900 Fifth Third Center, 111 Lyon Street NW			EFFECTIVE DATE:
City	State	Zip Code	Expiration date for new assumed names: December 31,
Grand Rapide	MI	49503	Expiration date for transferred assumed names appear in Item 8

ñ	Document will be returned to the name and address you enter above.	ñ
If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

For use by Parent and Subsidiary Profit Corporation

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Act of 1972, the undersigned corporation execute the following Certificate:

1.	a. The name of each constituent corporation and its identification number is:

	First Sourcenergy Kansas, Inc., a Delaware corporation	3320692

	Squaw Creek, Inc., a Delaware corporation	3412977

	Oil and Gas Services, Inc., a Delaware corporation	3904918

	First Sourcenergy Wyoming, Inc., a Michigan corporation	41027A

	b. The name of the surviving corporation and its identification number is:

	First Sourcenergy Wyoming, Inc., a Michigan corporation	41027A

	c. For each subsidiary corporation, state:

Name of Corporation	Number of outstanding shares in each class	Number of shares owned by the parent corporation in each class
First Sourcenergy Kansas, Inc.	1,000	1,000
Squaw Creek, Inc.	1,000	1,000
Oil and Gas Services, Inc.	1,000	1,000

d.	The manner and basis of converting the shares of each constituent corporation is as follows:

No exchange of stock.

e.	The amendments to the Articles or a Restatement of the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

None

f.	Other provisions with respect to the merger are as follows:

None

2.	The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

5.	(Complete only if an effective date is desired other than the date of filing)

The merger shall be effective on the 5th day of January 2006

Signed this 31 day of December, 2005

First Sourcenergy Wyoming, Inc.
(Name of parent corporation)

By
(Signature of an authorized officer or agent)

J. Russell Porter, President
(Type or Print Name)

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

GASTAR EXPLORATION USA, INC.

ID NUMBER: 41027A

received by facsimile transmission on January 5, 2006 is hereby endorsed Filed on January 6, 2006 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 6TH day of January, 2006.
, Director
Sent by Facsimile Transmission 06008	Bureau of Commercial Services

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)

	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name
<ILLEGIBLE DATA>
Address
2000 Town Center, Suite 2700
City	State	Zip Code
Southfield	MI	49075	EFFECTIVE DATE:

ñ	Document will be returned to the name and address you enter above.	ñ
If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

<ILLEGIBLE DATA>

<ILLEGIBLE DATA>

1.	The present name of the corporation is:	First Sourcenergy Wyoming, Inc.

2.	The identification number assigned by the Bureau is:	41027A

3.	Article 1 of the Articles of Incorporation is hereby amended to read as follows:

The name of the corporation is Gastar Exploration USA, Inc.

<ILLEGIBLE DATA>

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (For amendment adopted by unanimous consent of incorporation before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the                              day of                     ,         . In accordance with the provisions of the Act by the unanimous consent of the Incorporation(s) before the first meeting of the Board of Directors or Trustees.

Signed this              day of                             ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. (For profit and non-profit corporation whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment is the Articles of Incorporation was duly adopted on the 21st day of December, 2005, by the shareholders of a profit corporation of by the shareholders or members if is nonprofit corporation (check one of the following:

☐	at a meeting the necessary votes were cast in favor of the amendment.

☐	by written consent of the shareholders or members not having less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing have been given. (Note: Written consent by less than all shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☑	by written consent of all shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation or Section 407(2) of the Act if a profit corporation.

☐	by consent given by electronic transmission in accordance with Section 407(3) if a profit corporation.

☐	by the board of a profit corporation pursuant to section 611(2).

Profit Corporation and Profession Service Corporation	Nonprofit Corporation

Signed this 21st day of December, 2005	Signed this day of ,

By:	By:
(Signature of authorized officer or agent)	Signature of President, Vice President, Chairperson or Vice Chairperson

J. Russell Porter, President
Type or Print Name	Type or Print Name

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERT. OF CHANGE OF REG. OFF./RES. AGENT for

GASTAR EXPLORATION USA, INC.

ID NUMBER: 41027A

received by facsimile transmission on July 19, 2007 is hereby endorsed Filed on July 19, 2007 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 19TH day of July, 2007.
, Director
Sent by Facsimile Transmission 07200	Bureau of Commercial Services

<ILLEGIBLE DATA>

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
Name

Address

City	State	Zip Code
EFFECTIVE DATE

ñ	Document will be returned to the name and address you enter above.	ñ
If left blank document will be mailed to the registered office.

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

For use by Domestic and Foreign Corporations and Limited Liability Companies

(Please read Information and Instructions on reverse side)

Pursuant to the provision of Act 294, Public Act 1972 (profit corporations), Act 152, Public Acts of 1982 (nonprofit corporation), of Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation of limited liability company execute the following Certificate:

1.	The name of the Corporation or limited liability company is:

Gastar Exploration USA Inc.

2.	The identification number assigned by the Bureau is:	41027A

3.	a. The name of the resident agent on file with the Bureau is:	Frederick Lamber

b. The location of the registered office on file with the Bureau is:

	2480 W Campus Dr Bldg. C.	Mt.Pleasant	, Michigan	48858
	(Street Address)	(City)		(Zip Code)

c. The mailing address of the above registered office on file with the Bureau is:

	2480 W Campus Dr Bldg. C.	Mt. Pleasant	, Michigan	48858
	<ILLEGIBLE DATA>	(City)		(Zip Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.	a. The name of the resident agent is:	The Corporation Company

b. The address of the registered office is:

	30600 Telegraph Road, Suite 2345	Bingham Farms	, Michigan	48025-5720
	(Street Address)	(City)		(Zip Code)

c. The mailing address of the registered office IF DIFFERENT THAN 4B is:
, Michigan
	(Street Address or P.O. Box)	(City)		(Zip Code)

5.	The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its Board of Directors; 2. PROFIT CORPORATION ONLY: the resident agent if only be address of the registered office is changed, In which case a copy of this statement has been mailed to the corporation; 3.. LIMITED LIABILITY COMPANIES; an operating agreement, affirmative vote of a majority of the members pursuant to the addition 502(1), managers pursuant to action 405, or the resident agent of only the address of the registered office is changed.

6.	The corporation or limited liability company further states that the address of its registered office and the address of its resident agent as changed are identical.

Signature	Type or Print Name and Title or Capacity	Date Signed

/s/ Michael A. Gerlich	Michael A. Gerlich	7/19/07